Statements of Comprehensive Income - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Statement of Comprehensive Income [Abstract]
Net (loss) income	$ (0.6)	$ 1.2	$ 1.0
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $0.8 million, $0.3 million, and $(0.2) million, respectively	(2.9)	(1.2)	0.7
Total other comprehensive (loss) income	(2.9)	(1.2)	0.7
Total comprehensive (loss) income	$ (3.5)	$ 0.0	$ 1.7